Corporate Overview September 2022 Nasdaq: ANAB

2 This presentation and any accompanying oral presentation contain “forward‐looking” statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from our clinical trials, including imsidolimab’s Phase 3 trial in GPP and rosnilimab’s Phase 2 trial in alopecia areata; timing of an IND filing for ANB032; timing of an IND filing for ANB033; expectations regarding the commercial potential and anticipated peak annual global sales of JEMPERLI, the timing and potential amount of milestones and royalty payments to be received under the GSK partnership and benefits expected from the agreements with Sagard and DRI Healthcare Trust; and our projected 2022 operating expenditure. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward‐looking statements. These forward‐looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward‐looking statements. Forward‐looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward‐looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward‐looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward‐looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Safe Harbor Statement

3 AnaptysBio Transform Patient Health by Delivering Innovative Immunology Therapeutics GSK Immuno-Oncology Financial Collaboration • 8-25% royalties and milestones* on JEMPERLI (dostarlimab); Readouts expected in 1L endometrial (2H:22) and 1L ovarian (2H:23) • 4-8% royalties and milestones on additional oncology checkpoints Capital Position • $572mm in cash and cash equivalents at the end of Q2 2022 • Additional $35mm from ZEJULA royalty monetization + $10mm potential milestone • Anticipated full year 2022 operating expenditure of $90 to $100 million Immune Cell Modulator Preclinical Portfolio • Next IND: ANB033, antagonist mAb for inflammatory diseases • Deep preclinical pipeline of molecules with diverse MoA on high-impact targets in inflammation and immuno-oncology Wholly-Owned Checkpoint Agonists • Rosnilimab, PD-1 agonist: Phase 2a top-line data in alopecia areata in Q1 2023 • ANB032, BTLA agonist: IND to enable Phase 2 trial (indication undisclosed) by Q4 2022 • Additional POC trials to initiate across both checkpoint agonists within next 12 months • Generalized pustular psoriasis (GPP) is a systemic, life-threatening inflammatory disease where the IL-36 pathway plays a key role in pathology • Phase 3 registration trial ongoing with top-line data by Q4 2023 • Program to be out-licensed prior to FDA Approval Imsidolimab (IL-36R antagonist) * Royalties and milestones on Jemperli net sales <$1bn revert to Sagard until paydown complete of capped monetization transaction.

4 All programs generated internally using AnaptysBio’s proprietary antibody platform technology Wholly-Owned Antibody Programs in Development Multiple Clinical-Stage Catalysts Through 2023 Lead Optimization IND - Enabling Phase 1 Phase 3 Generalized Pustular Psoriasis Alopecia Areata Phase 1 Top-Line Data Announced Nov 2021 ANB032: Anti-BTLA Agonist Inflammatory Diseases Phase 1 Top-Line Data Announced April 2022 IND Filing of Phase 2 Trial in Q4 2022 ANB033: Antagonist mAb Inflammatory Diseases IND Filing H1 2024 Top-Line Data Anticipated Q4 2023 Rosnilimab (ANB030): Anti-PD-1 Agonist AZURE: Top-Line Data Anticipated Q1 2023 Phase 1 Data Presented at EAACI 2018 Imsidolimab (ANB019): Anti-IL-36R GALLOP: Phase 2 Data Presented At EADV Congress on October 2nd 2021 Antibody Program Therapeutic Indication Development Stage & Anticipated Milestones Phase 2

Wholly-Owned Checkpoint Agonists: Rosnilimab (Anti-PD-1 Agonist) ANB032 (Anti-BTLA Agonist) Autoimmune and Inflammatory Diseases

Anti-Inflammatory Checkpoint Agonist Antibodies

Novel Therapeutic Class Modulating Immune Cell Function

- Our potent anti-inflammatory checkpoint agonists for PD-1 and BTLA modulate function to treat inflammatory disorders by down regulating T-cell mediated immune responses
  - BTLA is also present on B-cells, and myeloid dendritic cells and required for the normal development and maintenance of Tregs
  - Biomarkers (e.g. increased frequency of PD-1 expressing cells; soluble BTLA) correlate with immune suppression
- Potential applicability across a broad range of autoimmune and inflammatory disorders
  - Dermatological, such as alopecia areata, vitiligo, atopic dermatitis and psoriasis
  - Rheumatology (e.g. RA and SLE), gastroenterology, respiratory, and neurology therapeutic areas


Can treat inflammatory disorders
Modulate checkpoint receptor function
Anti-inflammatory checkpoint receptor antibodies bind to epitope on PD-1 or BTLA on their opposing face, sparing the interaction and the suppressive activity of the natural ligands (PD-L1 and HVEM)
Immune Cells (e.g., T, B, dendritic)
Checkpoint Receptor (e.g. PD-1, BTLA)
Inhibit checkpoint receptor function
Checkpoint antagonist antibodies (for immuno-oncology indications)
or
Genetic mutations in checkpoint receptor pathways
Can lead to inflammatory disorders

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Rosnilimab (ANB030): Anti-PD-1 Agonist Antibody

Anti-Inflammatory Mechanism Applicable to T-Cell Mediated Inflammatory Diseases

- PD-1 is a key checkpoint responsible for down-regulating T-cell mediated immune responses
  - Insufficient PD-1 activity is associated with human inflammatory diseases
  - Augmenting PD-1 signaling has the potential to suppress T-cell driven human inflammatory diseases
- Rosnilimab is an IgG1 antibody designed to down-regulate autoreactive T cells by mimicking the function of PD-L1
  - Effector function could also mediate elimination of PD-1 high expressing T cells, contributing further to potential long term modulation of antigen-specific inflammatory immune responses
- Preclinical translational studies of rosnilimab demonstrated potent inhibition of patient-derived immune cells both in vivo and ex vivo



Activated T Cell
Antigen Presenting Cell
Antigen
TCR
MHC
Healthy Individuals
Negative Signal
PD-1
PD-L1
Inflammatory Disease Patients
Insufficient Signal
PD-1
Low PD-L1
Anticipated Rosnilimab Effect
Negative Signal
Rosnilimab

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Rosnilimab Phase 1 Healthy Volunteer Trial Top-Line Data

Favorable Safety, Pharmacokinetics and Pharmacodynamic Activity

- 144 healthy volunteers enrolled in randomized, double-blind, placebo-controlled SAD and MAD cohorts
- Rosnilimab was well tolerated with no dose-limiting toxicities
  - Most frequent adverse event was mild C-reactive protein increase in 9 (10%) rosnilimab-dosed and 1 (3.3%) severe event in placebo
  - Serious adverse events only reported in single dose cohorts: obstructive pancreatitis in one placebo subject and mild drug-unrelated COVID in one rosnilimab-dosed subject
- Favorable PK with ~2 week half-life with IV or SC dosing
- Full receptor occupancy observed rapidly during first week and was maintained with SC rosnilimab dosing

T Cell Population	Surface Markers	Average Change From Baseline
Total T cells (Tcon and Treg)	CD3+	<5% change
Conventional T cells (Tcon)	CD3+, CD25low	<5% change
PD-1 expressing Tcon cells	CD3+, CD25low, PD-1+	50% reduction
High PD-1 expressing Tcon cells	CD3+, CD25low, PD-1high	90% reduction
Total regulatory T cells (Treg)	CD3+, CD4+, CD25bright, CD127-	<5% change

Approximate average change in T cell populations relative to baseline in single dose cohorts achieving full receptor occupancy between Day 5 and Day 29 following rosnilimab treatment.

- Pharmacodynamic analyses demonstrated sustained reduction in PD-1 expressing peripheral T cells and antigen-specific *ex vivo* T cell function for 30 days following SC rosnilimab treatment in single dose
- Initiated AZURE Phase 2 placebo-controlled monthly SC dosing clinical trial in moderate-to-severe alopecia areata patients during Q4 2021

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Alopecia Areata is an Immune-Mediated Form of Hair Loss

Results from Aberrant Inflammation Driven by Activation of Hair Follicle Keratinocyte & Melanocyte Antigen-Specific PD-1+ T cells and IFNɣ Production

Healthy Hair Follicle



Inner root sheath
Hair shaft
Bulb
Sebaceous gland
Dermal papilla

- Immune privileged
- Low MHC class I

Inflamed Hair Follicle in Alopecia Areata



stress event initiates immune response at hair follicles
APC
CD4⁺ T cell
CD8⁺ T cell
MHC class I and class II
Hair follicle keratinocyte-derived antigens activate T cells to express IFNɣ
Number of Spot Forming Cells (SFCs)
700
600
500
400
300
200
100
50
25
0
n=19 AA
n=19 Ctrl
TCHH-G1 AA
TCHH-G1 Ctrl
TCHH-G2 AA
TCHH-G2 Ctrl
Mel AA
Mel Ctrl
MART1 AA
MART1 Ctrl
HIV/HCV AA
HIV/HCV Ctrl
CMV/EBV/FLU AA
CMV/EBV/FLU Ctrl

Adapted from Wang et al. JID (2016), Vol. 136, 1617-1626

- PD-1+ T cells infiltrate into hair follicle root sheaths where IL-15 contributes to T cell activation
- Hair follicle keratinocyte-derived trichohyalin (TCHH) antigen peptides induce potent T cell activation
- Activated T cells expand into the hair follicle area, express high levels of PD-1 and secrete IFNɣ
- Aberrant MHC class I and class II expression occurs in the pre-cortical region where the inflammatory cell infiltrates are localized
- Excessive IFNɣ production leads to loss of hair follicle immune privilege
- Subsequent destruction of hair follicle cells & hair loss

Adapted from Nat Rev Dis Primers. 2017 Mar 16; 3: 17011

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Rosnilimab Treatment for Alopecia Areata

Rosnilimab-Driven Reduction (and Potential Elimination) of T cell Activity at the Hair Follicle May Resolve the Inflammatory Cycle and Allow Hair Growth to Reinitiate

Inflamed Hair Follicle in Alopecia Areata



Activated
PD-1+ T-cells
APC
CD4+ T cell
CD8+ T cell
MHC class I and class II
STAT1
P
IL-15RA
JAK2
JAK1
MHC class I
NKG2DL
IFNγR
IFNγ
Rosnilimab
Antigen
TCR
CD8
NKG2D
IL-15
IL-2RB
JAK3
JAK1
STAT1
P
PD-1
CD8+NKG2D+ T cell

Adapted from Nat Rev Dis Primers. 2017 Mar 16; 3: 17011

Target activity of rosnilimab at hair follicle

- Hair follicle infiltrating T cells express high levels of PD-1, leading them to be targeted by rosnilimab, resulting in:
  - PD-1 agonistic signaling
    - Inhibition of T cell expansion
    - Inhibition of T cell IFNɣ secretion
  - Potential elimination of PD-1 high expressing T cells via IgG1 effector function
- Reduction or elimination of T cell activity would ameliorate IFNɣ driven MHC class I upregulation and antigen presentation, contributing to resolution of inflammatory cycle in and around the hair follicle.

AnaptysBio data show rosnilimab prevents T-cell expansion and IFNɣ secretion in alopecia areata patient PBMCs when stimulated with TCHH peptides antigens

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11 Alopecia Areata Market Overview A Meaningful Opportunity With Significant Remaining Unmet Patient Need Prevalence and Epidemiology Disease Burden and Unmet Need Limited Treatment Options • Alopecia areata is a chronic condition that affects men, women, and children of all ages • Approximately 1.5 million patients affected with alopecia areata in the U.S. • Estimated 40+% of patients reported to have ≥ 50% loss of scalp hair • Significant disease with substantial quality of life impact for patients • Psychosocial impact, especially on self-esteem and self-confidence • Associated with depression, anxiety, and other autoimmune and inflammatory conditions • Existing treatments leave significant unmet need in moderate-to-severe disease or have significant safety concerns • Corticosteroids/topical immunosuppressants show limited efficacy in more severe forms of disease • JAKs, while approved for severe disease, carry safety concerns and have limited durability of effect A well-tolerated, efficacious, and durable targeted therapeutic for the treatment of Alopecia Areata has the potential to be meaningfully differentiated and drive substantial uptake Source: NAAF, National Alopecia Areata Foundation, Benigno M. Clinical, Cosmetic and Investigational Dermatology 2020

AZURE: Rosnilimab Alopecia Areata Phase 2 Trial

Top-Line Data Anticipated in Q1 2023


Week 0
Treatment Period
Week 24
Follow-Up Period
Week 32
n=45
Randomize 2:1
Rosnilimab 400 mg SC q4w
Placebo

Patient Population	• Adult patients with moderate-to-severe alopecia areata • At least 50% scalp hair loss, as measured by SALT, for 6 months at baseline	
Key Endpoints	Primary Endpoint	• Change from Baseline in Severity of Alopecia Tool (SALT) Score
	Secondary Endpoints	• Percentage change from baseline in SALT score • Proportion of subjects achieving a SALT score ≤ 20 at Week 24

ClinicalTrials.gov: NCT05205070

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ANB032: Anti-BTLA Agonist Antibody

Lymphoid and Myeloid Immune Control Mechanism Broadly Applicable to Inflammatory Disease

- BTLA is an inhibitory checkpoint receptor responsible for regulating activation of lymphoid (T and B) cells and myeloid (dendritic) cells
  - BTLA is also present on myeloid dendritic cells and required for the normal development and maintenance of Tregs
- Potentially broadly applicable to autoimmune inflammatory disease due to breadth of BTLA expression across immune cell types
- ANB032 has demonstrated activity relating to key mechanisms in the BTLA pathway
  - ANB032 has demonstrated robust *in vivo* efficacy in animal models of GVHD
  - ANB032 has demonstrated inhibition of T cell proliferation and inflammatory cytokine secretion in patient-derived samples from numerous inflammatory diseases
- IND to enable Phase 2 trial (indication undisclosed) by Q4 2022


LIGHT
ANB032
HVEM
BTLA
Pro-inflammatory immune cell activation
Co-inhibition (agonistic activity)

ANB032 provides direct BTLA agonistic activity

ANB032 stabilizes the interaction between BTLA and HVEM, which prevents pro-inflammatory signaling mediated by LIGHT binding to HVEM.

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14 • 96 healthy volunteers enrolled in randomized, double-blind, placebo-controlled SAD and MAD cohorts - Well-tolerated with no dose limiting toxicities - Most AEs were mild-to-moderate, of short duration, dose independent and resolved without sequelae - No Serious Adverse Events • Favorable PK with ~2-week half-life with IV and SQ dosing • Full receptor occupancy (RO) rapidly within hours and maintained for >30 days • Pharmacodynamic analyses demonstrated:  Rapid and sustained target engagement on both T cells and B cells  Reduction of cell surface BTLA expression and shedding of a portion of the cell surface BTLA as soluble BTLA (sBTLA)  The duration of reduced BTLA expression persisted in a dose-dependent manner %RO Serum sBTLA (ng/mL) Total Cell Surface BTLA (% of Baseline) T C el ls B C el ls Lower Dose Higher Dose 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day ANB032 Phase 1 Healthy Volunteer Trial Top-Line Data Favorable Safety, Pharmacokinetics and Pharmacodynamic Activity The pharmacology of ANB032 in humans mirrors that observed in animal models of inflammation where robust efficacy was observed and supports the potential of ANB032 to broadly treat T and B-cell driven human inflammatory diseases

Wholly-Owned Pipeline: Imsidolimab (Anti-IL-36R) Generalized Pustular Psoriasis (GPP)

IL-36 Dysfunction Mediates Severe Inflammatory Disease

Genetic Association with Generalized Pustular Psoriasis


Normal Individuals
IL-36 cytokine signaling balanced by function IL-36 receptor antagonist
Disease Patients
Uncontrolled signaling due to dysfunctional IL-36 receptor antagonist or elevated IL-36 cytokine levels
Treated Patients
Anti-IL-36R antibody has the potential to dampen disease by blocking the IL-36 receptor
α
β
γ
Functional Receptor Antagonist
IL-36 receptor
Accessory protein
Dysfunctional Receptor Antagonist
Dysfunctional Receptor Antagonist
Ab Blocking Receptor
Balanced Inflammatory Response
Dermatological Inflammatory Diseases
Dampened Inflammatory Response

16

17 • GPP is a systemic, life-threatening inflammatory disease characterized by widespread pustules - Patients have a high fever and elevated levels of serum CRP and inflammatory cytokines (e.g., IL-8) - Severe GPP patients can die from cardio-pulmonary failure, exhaustion, toxicity and infection • GPP ICD-10 diagnostic code analysis by IQVIA assessed US prevalence during 2017-2019 timeframe - ~37,000 unique patients were diagnosed at least once, while ~15,000 unique patients diagnosed two or more times • FDA has granted Orphan Drug Designation to imsidolimab for the treatment of GPP • Worldwide registry (RADIANCE) of GPP patients ongoing – Increase understanding of patient journey and support enrollment of Phase 3 trial Generalized Pustular Psoriasis (GPP) Orphan Disease Associated with IL-36 Receptor Antagonist Mutations

18 • Moderate‐to‐severe adult generalized pustular psoriasis patients • Baseline mJDA score >6, ≥10% body surface area covered by pustules • No concomitant dermatological condition or infection Patient Population (n=8) • Primary: Improvement in Clinical Global Impression (CGI) based on the modified Japanese Dermatology Association (mJDA) severity index at Day 29 and Day 113 with imsidolimab monotherapy • Secondary: change in mJDA, change in body surface area of skin pustules Key Endpoints ClinicalTrials.gov: NCT03619902 Imsidolimab 750mg IV Loading Dose + 100mg SC q4w Maintenance Dose Sc re en in g Treatment Period Monitoring Period D ay 1 (B as el in e) D ay 1 13 (1 6 w ee ks ) D ay 1 69 (2 4 w ee ks ) D ay 2 9 In te rim An al ys is GALLOP: Imsidolimab Moderate-to-Severe GPP Phase 2 Trial Trial Design

GALLOP: Imsidolimab GPP Phase 2 Trial Top-Line Data

Orally Presented at EADV Congress on October 2nd 2021

- Rapid and sustained efficacy through week 16
  - 6 of 8 (75%) patients achieved primary endpoint of improvement in the clinical global impression scale (CGI) at week 4 and week 16
  - Early reduction of erythema with skin pustules by week 1 was sustained at 98% reduction relative to baseline at week 16
  - Modified Japanese Dermatology Association severity index (mJDA-SI), Dermatology Life Quality Index (DLQI) and GPP Physician Global Assessment (GPPGPA) also demonstrated sustained efficacy through week 16
  - 2 patients dropped out of the study before Day 29 and hence were deemed non-responders
- Imsidolimab was generally well-tolerated
  - Most treatment-emergent adverse events were mild to moderate in severity and resolved without sequelae
  - Two subjects had serious adverse events and recovered without sequelae (sepsis due to *S. aureus* infection and SARS-CoV-2 injection)
- Genotypic testing indicated homozygous wild-type IL-36RN, CARD14 and AP1S3 alleles for all tested patients
  - IL-36R inhibition may be efficacious in GPP irrespective of genetic mutations

Endpoint	Baseline	Week 1 Relative to Baseline	Week 4 Relative to Baseline	Week 16 Relative to Baseline
CGI improvement (primary endpoint)	N/A	7 of 8 patients	6 of 8 patients	6 of 8 patients
mJDA-SI	9	-29%	-54%	-58%
Erythema with pustules (% body surface area)	24%	-60%	-94%	-98%
DLQI (MCID of -4)	16	-1	-6	-11


Baseline


Week 4


Week 16

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GEMINI-1 & 2: Imsidolimab GPP Phase 3 Trials

45 Patients Randomized through Week 4 Primary Endpoint Followed by 3-Year Extension, Top-Line Data Anticipated by Q4 2023



Randomization
n=45*
Week 0
GEMINI-1: 4-Week Primary Endpoint
Week 4
Imsidolimab 750mg IV (n=15)
Imsidolimab 300 mg IV (n=15)
Placebo (n=15)
Week 0
GEMINI-2: 3-Year Long-Term Extension
Week 156
Responders (achieved GEMINI-1 Week 4 primary endpoint): Randomized 1:1 to q4w 200mg SC imsidolimab or q4w SC placebo
Partial Responders (improvement by GEMINI-1 Week 4 without achieving primary endpoint) or Non-Responders (no improvement without need for rescue**): q4w 200mg SC imsidolimab
Placebo-Dosed Rescued Non-Responders (rescue therapy after GEMINI-1 Week 1): 750mg IV imsidolimab followed by q4w 200mg SC

Patient Population	• Male and female subjects 18 to 80 years of age • Clinically confirmed diagnosis of GPP as per ERASPEN definition • Baseline Generalized Pustular Psoriasis Physician Global Assessment (GPPPGA) score of at least moderate severity (3 and higher) • Active flare with pustules and erythema accounting for at least 5% of body surface area at baseline
Key Endpoints	• Primary: GPPPGA score of clear (0) or almost clear (1) at GEMINI-1 Week 4 • Key Secondary: Pustulation Rating Scale (PRS) of 0 or 1 at GEMINI-1 Week 1 • Other: Time to flare recurrence, proportion of subjects in remission, DLQI, safety

ClinicalTrials.gov: NCT05352893, NCT05366855

* 80% statistical power calculated for GEMINI-1 using two-sized test alpha of 0.05 assuming ~40% effect size with 45 patient sample size.

** Imsidolimab-treated patients requiring rescue during GEMINI-1 are subsequently dosed with standard-of-care (SOC) and undergo 12-week safety follow-up.

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GSK Immuno-Oncology Financial Collaboration JEMPERLITM (dostarlimab, anti-PD-1 Antagonist) Cobolimab (GSK4069889, anti-TIM-3 Antagonist) GSK4074386 (TSR-033, anti-LAG-3 Antagonist)

22 JEMPERLI 8% royalty on annual global sales <$1B 12‐25% royalties on global sales ≥ $1B $1.1B in aggregate milestones GSK anticipates ~$1.2‐2.4B peak annual sales for currently approved indications and anticipated 1L endometrial/ovarian approvals** Sagard: JEMPERLI Capped Non‐Recourse Monetization In 2H21, received $250MM upfront in exchange for: • JEMPERLI 8% royalties on sales <$1B • JEMPERLI $15MM regulatory and $90MM commercial milestones JEMPERLI Receivables Excluded From Sagard Monetization Transaction • JEMPERLI 12‐25% royalties on annual net sales ≥ $1B • JEMPERLI $75mm commercial milestone on annual net sales ≥ $1B Expiry of Sagard JEMPERLI Monetization ANAB regains all Receivables once Sagard receives aggregate capped return equal to either: • $312.5MM (125% of upfront) by end 2026 or • $337.5MM (135% of upfront) by end 2027 or • $412.5MM (165% of upfront) anytime after 2027 Programs Key Financial Terms Cobolimab anti‐TIM‐3 Antagonist GSK4074386 anti‐LAG‐3 Antagonist • 4‐8% royalties on net sales and milestones* of cobolimab or GSK4074386 • Being developed in combination with JEMPERLI • Excluded from Sagard monetization transaction * Remaining milestone payments for each of cobolimab and GSK4074386: $10.0 million for clinical development progress, $90.0 million upon regulatory events and $165.0 million upon worldwide commercial sales thresholds. ** In June 2021, GSK estimated potential peak annual global JEMPERLI sales on a non‐risk adjusted basis of £1‐£2 billion, which is currently equal to approximately $1.2 to $2.4 billion based on the GBP to USD exchange rate as of June 30, 2022. ***Sale of ZEJULA (niraparib) royalty interest in September 2022 to wholly‐owned subsidiary of DRI Healthcare Trust for $35mm upfront + $10mm potential milestone upon FDA approval of ZEJULA for the treatment of endometrial cancer, for which the drug is currently in a fully‐enrolled ongoing RUBY Phase 3 study of dostarlimab + niraparib, to the extent that such approval occurs on or before 12/31/25. GSK Immuno-Oncology Financial Collaboration

GSK Immuno-Oncology Programs

JEMPERLI approved in the US and EU
GSK estimates JEMPERLI peak annual sales of $1.2 to $2.4 billion

Indication	Phase 2	Phase 3
Advanced/Recurrent Endometrial	*US and EU accelerated approval April 2021 (dMMR advanced / recurrent)*	**1L Advanced/Recurrent: RUBY (n=740)** *PD-1 mono or ZEJULA/PD-1*
dMMR Pan-Tumor	*US approval August 2021*	
Ovarian	**OPAL (n=41)** *ZEJULA/PD-1/Bevacizumab combo*	**1L Ovarian: FIRST (n=1405)** *ZEJULA/PD-1 combo*
NSCLC	**JASPER (n=53)** *ZEJULA/PD-1 combo*	
	PERLA (n=240): *vs. Keytruda in 1L (chemo combo) (Data expected H2 2022)*	
	COSTAR (n=250) *TIM-3/PD-1/Docetaxel combo*	
All-Comer/ Undisclosed	**AMBER (n=873)** *Multiple TIM-3/PD-1 combos (Data reported at ASCO 2022)*	
	CITRINO (n=200) *Multiple LAG-3/PD-1 combos*	

Legend
- Dostarlimab (anti-PD-1 Antagonist)
- Dostarlimab + Cobolimab (anti-TIM-3 Antagonist)
- Dostarlimab + GSK4074386 (anti-LAG-3 Antagonist)

Significant opportunity in 1L advanced/recurrent endometrial cancer

1L advanced/recurrent endometrial cancer is ~30% of the total ~65,000 patient endometrial cancer market; Phase 3 data expected H2 2022 (interim analysis), US regulatory decision expected H2 2023*

*NCI SEER Data/Internal Market Research

Significant opportunity in 1L ovarian cancer

*~20,000 new ovarian diagnoses per year in US**
Phase 3 data expected in H2 2023 (interim analysis)

*NCI SEER Data

Additional Dostarlimab Combinations In Clinical Trials

EOS-448 (anti-TIGIT) + dostarlimab combination
1L NSCLC PDL1 high, H&NSCC, other solid tumors
(Registration-trial planning)

GSK4381562 (PVRIG) + dostarlimab combination (n=126)
Advanced solid tumors (Phase 1)

GSK3745417 (STING agonist) + dostarlimab combination
(n=300)
Advanced solid tumors (Phase 1)

GSK6097608 (anti-CD96) + dostarlimab combination
(n=111)
Advanced solid tumors (Phase 1)

DREAMM-5
Belantamab mafodotin (BCMA ADC) + dostarlimab
combination (n=464)
Multiple myeloma (Phase 1/2)

Note: Additional investigator sponsored trials (ISTs) ongoing in liver cancer, rectal cancer, melanoma, clear cell sarcoma, and HNSCC

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